EXH-10.37

                                 FIFTH AMENDMENT
                                     TO THE
                   SECURITY AND PLEDGE AGREEMENT, WITH ADDENDA

            Fifth Amendment, dated as of August 15, 2001 (the "Fifth Amendment") to the Security and Pledge Agreement (the "Security Agreement"), dated as of February 4, 1997, among Atlantic Express Transportation Group Inc., a New York corporation (together with its successors and assigns, "AETG"), Atlantic Express Transportation Corp., a New York corporation and a subsidiary of AETG (together with its successors and assigns, the "Company"), the subsidiaries of the Company that are party thereto and The Bank of New York, as the trustee under the Indenture (as defined below) for the benefit of the holders of the Notes (as defined below) (together with its successors and assigns, the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, the Second Amendment to the Security and Pledge Agreement, dated as of December 12, 1997, the Third Amendment to the Security and Pledge Agreement, dated as of April 28, 1999 and the Fourth Amendment to the Security and Pledge Agreement, dated as of December 22, 2000, each among AETG, the Company, the subsidiaries of the Company that are party thereto and the Secured Party. Capitalized terms not defined herein shall have the respective meaning set forth for such terms in the Security Agreement.

      WHEREAS, the parties to Security Agreement desire to amend the Security Agreement as set forth below.

            NOW, THEREFORE, in consideration of the agreements set forth herein and for other and good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Schedules I, II and III shall hereby be amended to include the information set forth on such corresponding Schedules I, II and III attached hereto.

      2. Except as herein amended, all terms, provisions and conditions of the Security Agreement, all Annexes and Schedules thereto and all documents executed in connection therewith shall continue in full force and effect and shall remain enforceable and binding in accordance with their terms.

      3. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which constitute, collectively, one agreement.

      4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS).

      5. In the event of a conflict between the terms and conditions of the Security Agreement and the terms and conditions of this Amendment, then the terms and conditions of this Amendment shall prevail.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

ATLANTIC EXPRESS TRANSPORTATION                ATLANTIC EXPRESS
GROUP INC.                                     TRANSPORTATION CORP.

By: /s/ Domenic Gatto                          By: /s/ Domenic Gatto
    ----------------------------                   ----------------------------
Name: Domenic Gatto                                Name: Domenic Gatto
Title: President                                   Title: President

                                   GUARANTORS

AIRPORT SERVICES, INC.                      COURTESY BUS CO., INC.
AMBOY BUS CO., INC.                         FIORE BUS SERVICE, INC.
ATLANTIC-CHITTENANGO REAL                   GROOM TRANSPORTATION, INC.
   PROPERTY CORP.                           G.V.D. LEASING CO., INC.
ATLANTIC-CONN TRANSIT, INC.                 JAMES MCCARTY LIMO SERVICE, INC.
ATLANTIC EXPRESS COACHWAYS, INC.            JERSEY BUS SALES, INC.
ATLANTIC EXPRESS NEW ENGLAND, INC.          JERSEY BUSINESS LAND CO., INC.
ATLANTIC EXPRESS OF CALIFORNIA, INC.        K. CORR, INC.
ATLANTIC EXPRESS OF ILLINOIS, INC.          MCINTIRE TRANSPORTATION, INC.
ATLANTIC EXPRESS OF L.A., INC.              METRO AFFILIATES, INC.
ATLANTIC EXPRESS OF MISSOURI, INC.          METROPOLITAN ESCORT SERVICE, INC.
ATLANTIC EXPRESS OF NEW JERSEY, INC.        MERIT TRANSPORTATION CORP.
ATLANTIC EXPRESS OF                         MIDWAY LEASING INC.
   PENNSYLVANIA, INC.                       MOUNTAIN TRANSIT, INC.
ATLANTIC EXPRESS OF SOUTH                   RAYBERN BUS SERVICE, INC.
   CAROLINA, INC.                           RAYBERN CAPITAL CORP.
ATLANTIC-HUDSON, INC.                       RAYBERN EQUITY CORP.
ATLANTIC MEDFORD, INC.                      R. FIORE BUS SERVICE, INC.
ATLANTIC PARATRANS, INC.                    ROBERT L. MCCARTHY & SON, INC.
ATLANTIC PARATRANS OF ARIZONA, INC.         STATEN ISLAND BUS, INC.
ATLANTIC PARATRANS OF COLORADO, INC.        TEMPORARY TRANSIT SERVICE, INC.
ATLANTIC PARATRANS OF KENTUCKY, INC.        T-NT BUS SERVICE, INC.
ATLANTIC PARATRANS OF                       TRANSCOMM, INC.
   PENNSYLVANIA, INC.                       WINSALE, INC.
ATLANTIC TRANSIT, CORP.                     WRIGHTHOLM BUS LINE, INC.
BLOCK 7932, INC.                            180 JAMAICA CORP.
BROOKFIELD TRANSIT INC.                     201 WEST SOTELLO REALTY, INC.
CENTRAL NEW YORK COACH SALES &
   SERVICE, INC.

                                  By: /s/ Domenic Gatto
                                      -------------------------------
                                      Name: Domenic Gatto
                                      Title: President

THE BANK OF NEW YORK, as
  Trustee and Secured Party

By: /s/ Julie Salovitch-Miller
    -------------------------------
Name: Julie Salovitch-Miller
Title: Vice President

                                   Schedule I

        Pledged Securities Owned By Atlantic Express Transportation Corp.

                                           Stock                               Percentage of
         Stock               Class of   Certificate                 Number      Outstanding
        Issuer                Stock       Number      Par Value    of Shares      Shares
       --------               ------      ------      ---------    ---------      ------
Wrightholm Bus Line, Inc.     Common        5           $1.00         200          100%

                                   Schedule II

                                 Filing Offices

      Debtor Name                          Jurisdictions Where UCC-1s Filed
      -----------                          --------------------------------
Wrightholm Bus Line, Inc.                  Secretary of State, New York
                                           Richmond County, New York
                                           Secretary of State, Vermont
                                           Enosburg County, Vermont

                                  Schedule III

                             Location of Collateral

Wrightholm Bus Line, Inc.
3421 West Enosburg Road
Enosburg, Vermont 05450